Exhibit 99.1

TCF Financial Corporation

Investing in the Future

1.)                                  Corporate Profile

At March 31, 2005

•                                          $12.7 billion financial holding company headquartered in Minnesota - 47th largest1 bank in the U.S. based on asset size and 36th largest1 based on market cap

•                                          430 bank branches, 258 branches opened since January 1, 1998 - 27th largest2 branch network in the country. Fourth largest2 bank branch growth (1999 to 2003)

•                                          1,153 TCF EXPRESS TELLER® ATMs, 630 off-site

•                                          One of the largest Visa® Classic debit card issuers

•                                          ROA 2.03%;  ROE 27.18%;  ROTE 3  32.79%

•                                          1.6 million checking accounts

1  Source: Citigate Financial Intelligence;  12/31/2004

2  Source: American Banker;  1/15/2004

3  Excludes the impact of intangible amortization expense (See reconciliation slide in the appendix).

2.)                                  Corporate Profile

At March 31, 2005

•                                          Bank branches located in six states: Minnesota, Illinois, Michigan, Wisconsin, Colorado and Indiana.

	At 3/31/05	At 1/1/98
Traditional	175	149
Supermarket	248	61
Campus	7	7
Total	430	217

Minnesota	101	75
Illinois	197	47
Michigan	60	60
Wisconsin	34	28
Colorado	32	7
Indiana	6	-
Total	430	217

3.)                                  What Makes TCF Different

•                                          Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services [open seven days a week, 364 days/year, traditional and supermarket branches, TCF EXPRESS TELLER® ATMs, debit cards, phone banking, TCF Totally Free OnlineSM banking (808,000 Internet banking accounts), etc.]

•                                          De Novo Expansion

TCF is increasing its market share through de novo expansion:

•                                          Opening new branches

•                                          Starting new businesses

•                                          Offering new products and services

4.)                                  What Makes TCF Different

•                                          Power Assets® and Power Liabilities®

Power Assets® (consumer home equity and other loans, commercial real estate loans, commercial business loans, and leasing and equipment finance) and low-cost Power Liabilities® (checking, savings and money market accounts) are growing and contribute a significantly high percentage of TCF’s profits.

•                                          Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

•                                          Stock Buy-Back

TCF has purchased 56 million shares since 1/1/98 at an average cost of $17.92 per share.

5.)                                  Return of Net Income to Shareholders

	Stock Repurchase	Dividends Paid	Total	Net Income	% of Net Income
	($ millions)

2001	$148.0	$77.5	$225.5	$207.3	109%
2002	148.0	86.5	234.5	232.9	101
2003	150.4	93.0	243.4	215.9	113
2004	116.1	104.0	220.1	255.0	86
2005*	50.6	29.0	79.6	63.5	125

Total	$613.1	$390.0	$1,003.1	$974.6	103%

*                 Year-to-date

6.)                                  Share Repurchase Program

•                                          Repurchased 1,800,000 shares of common stock during the 2005 first quarter at an average cost of $28.10 per share

•                                          Since 1/1/98:

•                                          TCF repurchased 56 million shares at an average cost of $17.92 per share

•                                          $1 billion investment

•                                          $1.5 billion value at 3/31/05

•                                          At 3/31/05, 1.7 million shares remain available to purchase under board authorization

•                                          Returned 103% of net income to shareholders thru dividends and share buy backs over last five years

7.)                                  Consumer Home Equity Lending +21%*

Loan-to-value	12/01	12/02	12/03	12/04	3/05
	($ millions)

80% or less	$1,178.8	$1,488.5	$1,816.7	$2,149.4	$2,284.1
Over 80 to 90%	$802.1	$1,028.2	$1,370.5	$1,750.5	$1,773.2
Over 90 to 100%	$396.3	$385.0	$361.4	$449.3	$477.0
Over 100%	$66.6	$53.9	$39.5	$32.8	$29.8

Total	$2,444	$2,956	$3,588	$4,382	$4,564

Portion of loans >90% of property value is $29.8 million

*                 Twelve-month growth rate

8.)                                  Consumer Home Equity Loans

At March 31, 2005

•                                          67% loans, 33% lines of credit

•                                          58% variable rate (prime based) and 42% fixed rate

•                                          66% are 1st mortgages, 34% are 2nd mortgages

•                                          Average home value of $196,806

•                                          Yield 6.58%

•                                          Over-30-day delinquency rate .32%

•                                          Net charge-offs: 2005 = .13%*, 2004 = .09%, 2003 = .11%

•                                          Average loan-to-value 75%

•                                          Average FICO score 717

*                 Annualized

9.)                                  Commercial Lending +9%*

	12/01	12/02	12/03	12/04	3/05
	($ millions)

Commercial Real Estate	$1,622.5	$1,835.8	$1,916.7	$2,154.4	$2,193.5
Commercial Business	$422.4	$440.1	$427.7	$424.1	$409.2

Total	$2,045	$2,276	$2,344	$2,579	$2,603

*                 Twelve-month growth rate

10.)                           Commercial Loans

At March 31, 2005

•                                          Commercial real estate

•                                          24% apartment loans

•                                          21% office building loans

•                                          5% hotel loans

•                                          Commercial business — $409 million

•                                          Yield 5.76%

•                                          Over-30-day delinquency rate .05%

•                                          Net (recoveries) charge-offs: 2005 = (.38)%*, 2004 = .03% , 2003 = .09%

•                                          Approximately 99% of all commercial loans secured

•                                          CRE location mix: 93% Midwest, 7% Other

*                 Annualized

11.)                           Leasing and Equipment Finance +11%*

	12/01	12/02	12/03	12/04	3/05
	($ millions)

Leasing and Equipment Finance	$957	$1,039	$1,160	$1,375	$1,398

*                 Twelve-month growth rate

12.)                           Leasing and Equipment Finance

At March 31, 2005

•                                          Equipment type

•                                          32% manufacturing and construction

•                                          17% specialty vehicle

•                                          16% technology and data processing

•                                          12% medical

•                                          23% other

•                                          Yield 6.86%

•                                          Uninstalled backlog of $210.7 million; up $15.4 million from year-end 2004

•                                          Over-30-day delinquency rate .51%

•                                          Net charge-offs: 2005 = .18%*, 2004 = .43%, 2003 = .69%

•                                          $18.8 million leveraged lease with Delta Airlines

•                                          April 2005 - TCF Leasing, Inc. changed its name to TCF Equipment Finance

*                 Annualized

13.)                           Allowance for Loan & Lease Losses

	12/01		12/02		12/03		12/04		3/05
	($ millions)

Allowance for Loan & Lease Losses	$75.0		$77.0		$76.6		$79.9		$76.9
Net Charge-offs (NCO)	$12.5		$20.0		$12.9		$9.5		$(.4)

As a % of Loans & Leases:
Allowance	.91%		.95%		.92%		.85%		.80%
NCO	.15%		.25%		.16%		.11%		(.02)%
Coverage Ratio	6.0	X	3.8	X	5.9	X	8.4	X	N.M.

1                    Annualized

N.M.  Not meaningful

14.)                           Delinquencies (Over 30-day)1

	12/01	12/02	12/03	12/04	3/05
	($ millions)

Delinquencies	$46.8	$46.3	$38.7	$34.4	$32.5

Delinquencies (percent)	.57%	.57%	.47%	.37%	.34%

1                    Excludes non-accrual loans and leases

15.)                           Non-Performing Assets

	12/01	12/02	12/03	12/04	3/05
	($ millions)

Non-Accrual Loans and Leases	$52.0	$43.6	$35.4	$46.9	$44.9
Real Estate Owned	$14.6	$26.6	$33.5	$17.2	$18.5
Total	$66.6	$70.2	$68.9	$64.1	$63.4

Reserves/NAs:	144%	176%	216%	170%	171%
NPAs/Assets:	.59%	.58%	.61%	.52%	.50%

16.)                           Credit Quality

At March 31, 2005

•                                          2004 net charge-offs .11%.  Average of the Top 50 banks in the U.S. was .73%.1

•                                          For the five years, 2000 - 2004, net charge-offs to average loans and leases were ..14%; TCF ranked as the 3rd best1 bank in the U.S.

•                                          Non-performing assets to total assets .50%

•                                          Over-30-day delinquency rate .34%

1                    Source: Citigate Financial Intelligence (fifty largest banks)

17.)                           Checking Accounts +6%*

	12/01	12/02	12/03	12/04	3/05
	(000s)

Supermarket Branches	496	549	608	652	665
Traditional Branches	753	789	836	883	894

Total	1,249	1,338	1,444	1,535	1,559

*                 Twelve-month growth rate

18.)                           Banking Fees and Other Revenue1 +1%*

	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$65.6	$71.8	$81.6	$86.6	$87.3
Second Quarter	$74.7	$84.1	$92.6	$103.7	$-
Third Quarter	$75.1	$87.4	$93.8	$102.2	$-
Fourth Quarter	$77.6	$91.1	$90.0	$97.9	$-

Total	$293	$334	$358	$390	$87

1                    Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue.

*                 Year-to-date (‘05 vs. ‘04)

19.)                           Retail Checking Deposits +15%*

	12/01	12/02	12/03	12/04	3/05
	($ millions)

Supermarket Branches	$591	$695	$829	$1,000	$1,054
Traditional Branches	$1,715	$1,903	$2,146	$2,565	$2,628

Total	$2,306	$2,598	$2,975	$3,565	$3,682

Average Rate:	.07%	.04%	.03%	.22%	.28%

*                 Twelve-month growth rate

20.)                           Retail Savings and Money Market Deposits

	12/01	12/02	12/03	12/04	3/05
	($ millions)

Money Market	$879.9	$791.3	$745.8	$590.6	$555.8
Savings	$1,113.4	$1,794.6	$1,771.1	$1,812.9	$1,934.8

Total	$1,993	$2,586	$2,517	$2,404	$2,491

Average Rate:	.81%	.78%	.41%	.61%	.81%

21.)                           Card Revenue +31%*

	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$8.1	$10.2	$13.2	$13.5	$17.6
Second Quarter	$9.3	$11.8	$14.8	$16.0	$-
Third Quarter	$10.1	$12.1	$12.9	$16.3	$-
Fourth Quarter	$10.1	$13.1	$12.1	$17.7	$-

Total	$37.6	$47.2	$53.0	$63.5	$17.6

Sales Volume:	$2,560	$3,216	$3,899	$4,735	$1,284	[1]

Average off-line interchange rate:	1.55%	1.55%	1.43%	1.40%	1.39%[1]

1                    Year-to-date

*                 Year-to-date (‘05 vs.’04)

22.)                           Card Revenue

•                                          One of the largest issuers of Visa® Classic debit cards

•                                          11.6 million transactions per month in 1Q05

•                                          19% increase in sales volume1

•                                          Revenue of $17.6 million in 1Q05, an increase of 31%1

•                                          Number of active accounts up 57,956, or 9%1

•                                          14.1 transactions per month on active cards, up 12%1

1                    1Q05 vs. 1Q04

23.)                           Small Business Checking Deposits +16%*

	12/01	12/02	12/03	12/04	3/05
	($ millions)

Small Business Checking Deposits	$313	$380	$461	$546	$558

# of accounts	79,865	91,385	102,557	113,605	116,205

*                 Twelve-month growth rate

24.)                           Small Business Checking Accounts

At March 31, 2005

•                                          Relationship banking offering multiple product lines to business owners

•                                          $558 million in 0% interest checking account deposits

•                                          Small business loans up to $50,000; small business administration loans up to $150,000; home equity loans up to $500,000

•                                          68,339 TCF Business Check CardsSM

•                                          Introduced TCF Miles Plus Business CardSM to business banking customers

25.)                           Total New Branches1

	Supermarket	Traditional and Campus	Total	Percent of Total
	(#)

12/98	99	6	105	33.8
12/99	133	7	140	41.4
12/00	153	10	163	46.3
12/01	174	16	190	50.7
12/02	184	28	212	53.7
12/03	186	42	228	56.9
12/04	197	61	258	60.0
3/05	197	61	258	60.0
2005 Forecast	204	83	287	62.5

1                    Branches opened since January 1, 1998

26.)                           Retail Model - Net Income

	Year of Existence
	1	2	3	4	5	6	7	8	9	10
	Net Income* ($ 000s)

Supermarket Branch	$(185)	$(41)	$24	$91	$89	$139	$188	$215	$252	$282
Traditional Branch	$(348)	$(154)	$(15)	$90	$119	$195	$253	$279	$341	$395

Capital Expenditure: $209,000 Supermarket branch, $3 million Traditional branch

*                 Excludes consumer lending

27.)                           New Branch1 Total Deposits +28%*

	12/98	12/99	12/00	12/01	12/02	12/03	12/04	3/05
	($ millions)

Deposits	$190	$344	$594	$744	$1,088	$1,225	$1,503	$1,734

1                    Branches opened since January 1, 1998

*                 Twelve-month growth rate

28.)                           New Branch1 Total Checking Accounts +15%*

	12/98	12/99	12/00	12/01	12/02	12/03	12/04	3/05
	(000s)

Checking Accounts	101	192	252	342	411	495	576	598

1                    Branches opened since January 1, 1998

*                 Twelve -month growth rate

29.)                           New Branch1 Banking Fees & Other Revenue2 +12%*

	1998	1999	2000	2001	2002	2003	2004	3/05
	($ millions)

First Quarter	$.8	$6.9	$11.8	$17.8	$21.8	$27.0	$32.2	$36.0
Second Quarter	$3.2	$9.5	$15.2	$21.8	$27.6	$32.8	$41.4	$-
Third Quarter	$4.5	$10.8	$16.4	$22.3	$28.5	$33.5	$40.9	$-
Fourth Quarter	$5.8	$11.9	$17.4	$23.5	$29.8	$32.8	$39.3	$-

Total	$14	$39	$61	$85	$108	$126	$154	$36

1                    Branches opened since January 1, 1998

2                    Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue.

*                 Twelve-month growth rate

30.)                           Campus Banking

At March 31, 2005

•                                          Alliances with the University of Minnesota and University of Michigan plus six other colleges, including the latest agreement with DePaul University in Chicago.

•                                          March 2005, signed a $35 million naming rights agreement with the University of Minnesota to help build an on-campus football stadium, to be named “TCF Bank Stadium”

•                                          Multi-purpose campus card serves as a school identification card, ATM card, library card, security card, health care card, phone card, stored value card for vending machines, laundry, etc.

•                                          79,714 total checking accounts

•                                          $120.6 million in deposits

31.)                           New Products and Services

•                                          TCF Premier Checking PlusSM

•                                          TCF Miles PlusSM Card

•                                          TCF Check CashingSM

•                                          TCF Express CoinSM Service coin counters

•                                          TCF Command ProtectionSM Plan

•                                          Monthly payments

•                                          Another source of fee revenue

•                                          Medical equipment leasing

32.)                           Financial Highlights
How We Are Doing…

33.)                           Diluted EPS

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005*

Diluted EPS	$.60	$.84	$.88	$1.00	$1.17	$1.35	$1.58	$1.53	$1.86	$.47

*                 Year-to-date

34.)                           Dividend History +7%*

	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005

Dividends Paid	$.18	$.23	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	[2]

Dividend payout ratio:	30%	28%	35%	36%	35%	37%	37%	43%	40%	44%[3]

10-year compounded annual growth rate 20%

Ranks 5th of the Top 50 Banks1

*                 Annual growth rate (‘05 vs. ‘04)

1                    Source:  Citigate Financial Intelligence

2                    Annualized, subject to Board of Directors approval

3                    Based on analysts’ average diluted EPS estimate of $1.94

35.)                           Net Income

	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$48.2	$56.3	$60.1	$60.7	$63.5
Second Quarter	$52.0	$58.0	$60.3	$65.2	$-
Third Quarter	$52.9	$58.9	$36.0	$61.7	$-
Fourth Quarter	$54.2	$59.8	$59.5	$67.4	$-

Total	$207	$233	$216	$255	$63

36.)                           Net Interest Income +9%*

	2001	2002	2003	2004	2005
	($ millions)

First Quarter	$113.8	$124.5	$122.4	$118.4	$129.1
Second Quarter	$119.3	$124.3	$119.8	$122.4	$-
Third Quarter	$122.4	$123.8	$119.9	$124.5	$-
Fourth Quarter	$125.7	$126.6	$119.1	$126.5	$-

Total	$481	$499	$481	$492	$129

Net Interest Margin:	4.51%	4.71%	4.54%	4.54%	4.56%[1]

1                    Year-to-date

*                 Annual growth rate (‘05 vs. ‘04)

37.)                           Financial Highlights

($ millions, except per-share data)	Year-to-Date
	2005	2004	Change
Net interest income	$129.1	$118.5	9%
Fees & other revenue:
Banking	87.3	86.6	1
Other	19.7	15.9	24
Total fees and other revenue	107.0	102.5	4
Gains on sales of securities available for sale	5.2	12.7	(59)
Total non-interest income	112.2	115.2	(3)
Total revenue	241.3	233.7	3
Provision for credit losses	(3.4)	1.2	N.M.
Non-interest expense	148.1	140.7	5
Net income	$63.5	$60.7	5

Diluted EPS	$.47	$.44	7
ROA	2.03%	2.11%	(8	)bps
ROE	27.18%	25.90%	128	bps

N.M.  Not meaningful

38.)                           Power ProfitsSM

Average Balance ($ millions)
Profit center net income ($ 000s)		YTD 2005
	Balance	Income	%
Commercial Lending	$2,576	$8,694	14%
Consumer Lending	4,700	14,660	23
Leasing and Equipment Finance	1,390	8,483	13
Total Power Assets®	$8,666	31,837	50

Traditional Branches (182)	$6,399	14,407	23
Supermarket Branches (248)	1,710	4,704	7
Total Power Liabilities®	$8,109	19,111	30
Total Power Assets & Liabilities		50,948	80
Equity		5,385	9
Total Power Businesses		56,333	89
Treasury Services and Other		7,132	11
Net Income		$63,465	100%

39.)                           Interest Rate Risk Management

Cumulative One Year Positive Gap

	12/01	12/02	12/03	12/04	3/05
	($ millions)

Adjusted Gap	$242	$1,110	$161	$585	$386

Adjusted Gap as a % of Total Assets	2.1%	9.1%	1.4%	4.7%	3.0%

40.)                           Securities Available for Sale and Residential Portfolios

Ending Balance	12/01	12/02	12/03	12/04	3/05
	($ millions)

Securities available for sale portfolio[1]	$1,575	$2,355	$1,524	$1,622	$1,809
Residential portfolio	2,733	1,800	1,213	1,014	950
Total	$4,308	$4,155	$2,737	$2,636	$2,759

Rate:	6.76%	6.25%	5.55%	5.29%	5.39%
Unrealized Gain / (Loss):	$9.8	$72.3	$8.9	$(2.2)	$(23.1)

1                    Based on historical amortized cost

41.)                           TCF vs. Top 50 Banks* - Return on Assets

Year Ended December 31, 2004

(Percent)

MELLON FINANCIAL CORP	MEL	2.24%
NATIONAL CITY CORP	NCC	2.19%
U S BANCORP	USB	2.17%
TCF FINANCIAL CORP	TCB	2.15%
SYNOVUS FINANCIAL CP	SNV	1.87%
WELLS FARGO & CO	WFC	1.72%
MARSHALL & ILSLEY CORP	MI	1.68%
FIRST TENNESSEE NATL CORP	FHN	1.67%
FIFTH THIRD BANCORP	FITB	1.64%
BB&T CORP	BBT	1.63%
MERCANTILE BANKSHARES CORP	MRBK	1.63%
PNC FINANCIAL SVCS GROUP INC	PNC	1.62%
UNIONBANCAL CORP	UB	1.62%
COMMERCE BANCSHARES INC	CBSH	1.54%
BANK OF AMERICA CORP	BAC	1.54%
BANK OF NEW YORK CO INC	BK	1.54%
CITY NATIONAL CORP	CYN	1.51%
NEW YORK CMNTY BANCORP INC	NYB	1.50%
FULTON FINANCIAL	FULT	1.46%
COMERICA INC.	CMA	1.45%
ASSOCIATED BANC CORP	ASBC	1.44%
HIBERNIA CORP -CL A	HIB	1.43%
M & T BANK CORP	MTB	1.41%
SKY FINANCIAL GR	SKYF	1.39%
INVESTORS FINL	IFIN	1.39%
WESTCORP	WES	1.38%
NORTH FORK BANCORPORATION	NFB	1.35%
ZIONS BANCORPORATION	ZION	1.35%
COMPASS BANCSHARES INC	CBSS	1.34%
AMSOUTH BANCORPORATION	ASO	1.31%
HUDSON CITY BANCORP	HCBK	1.29%
BOK FINANCIAL CORP	BOKF	1.27%
HUNTINGTON BANCSHARES	HBAN	1.26%
REGIONS FINL CORP	RF	1.24%
CITIGROUP INC	C	1.24%
POPULAR INC	BPOP	1.18%
WACHOVIA CORP	WB	1.17%
NORTHERN TRUST CORP	NTRS	1.17%
SUNTRUST BANKS INC	STI	1.11%
BANKNORTH GROUP INC	BNK	1.10%
KEYCORP	KEY	1.09%
BANCORPSOUTH INC	BXS	1.05%
COMMERCE BANCORP INC/NJ	CBH	1.03%
COLONIAL BANCGROUP	CNB	1.00%
WEBSTER FINANCIAL CORP	WBS	.97%
SOUTH FINANCIAL	TSFG	.97%
SOVEREIGN BANCORP INC	SOV	.93%
STATE STREET CORP	STT	.88%
FIRST CITIZENS	FCNCA	.58%
J P MORGAN CHASE & CO	JPM	.46%

AVERAGE		1.38%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/04

Source:  Citigate Financial Intelligence

42.)                           TCF vs. Top 50 Banks* - Return on Equity

Year Ended December 31, 2004

(Percent)

TCF FINANCIAL CORP	TCB	27.02%
NATIONAL CITY CORP	NCC	25.11%
FIRST TENNESSEE NATL CORP	FHN	23.12%
INVESTORS FINL	IFIN	22.67%
U S BANCORP	USB	21.49%
MELLON FINANCIAL CORP	MEL	20.40%
WELLS FARGO & CO	WFC	19.38%
BANK OF AMERICA CORP	BAC	19.18%
COMPASS BANCSHARES INC	CBSS	18.88%
COMMERCE BANCORP INC/NJ	CBH	18.58%
AMSOUTH BANCORPORATION	ASO	18.34%
UNIONBANCAL CORP	UB	18.24%
SYNOVUS FINANCIAL CP	SNV	17.89%
HUDSON CITY BANCORP	HCBK	17.51%
POPULAR INC	BPOP	17.43%
MARSHALL & ILSLEY CORP	MI	17.37%
FIFTH THIRD BANCORP	FITB	17.35%
PNC FINANCIAL SVCS GROUP INC	PNC	16.94%
WESTCORP	WES	16.89%
HUNTINGTON BANCSHARES	HBAN	16.58%
CITIGROUP INC	C	16.56%
BANK OF NEW YORK CO INC	BK	16.25%
CITY NATIONAL CORP	CYN	16.07%
NORTHERN TRUST CORP	NTRS	15.92%
HIBERNIA CORP -CL A	HIB	15.75%
SKY FINANCIAL GR	SKYF	15.74%
ASSOCIATED BANC CORP	ASBC	15.35%
COMMERCE BANCSHARES INC	CBSH	15.31%
ZIONS BANCORPORATION	ZION	15.23%
BB&T CORP	BBT	14.98%
COMERICA INC.	CMA	14.82%
FULTON FINANCIAL	FULT	13.97%
BOK FINANCIAL CORP	BOKF	13.64%
COLONIAL BANCGROUP	CNB	13.64%
KEYCORP	KEY	13.55%
STATE STREET CORP	STT	13.41%
WACHOVIA CORP	WB	13.08%
M & T BANK CORP	MTB	12.62%
BANCORPSOUTH INC	BXS	12.39%
SUNTRUST BANKS INC	STI	12.23%
MERCANTILE BANKSHARES CORP	MRBK	12.21%
NEW YORK CMNTY BANCORP INC	NYB	11.73%
WEBSTER FINANCIAL CORP	WBS	11.41%
SOVEREIGN BANCORP INC	SOV	11.00%
REGIONS FINL CORP	RF	10.84%
BANKNORTH GROUP INC	BNK	10.70%
NORTH FORK BANCORPORATION	NFB	10.68%
SOUTH FINANCIAL	TSFG	10.01%
FIRST CITIZENS	FCNCA	7.08%
J P MORGAN CHASE & CO	JPM	5.87%

AVERAGE		15.65%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/04

Source:  Citigate Financial Intelligence

43.)                           TCF vs. Top 50 Banks* - Net Charge-Offs

Year Ended December 31, 2004

(Percent)

NORTHERN TRUST CORP	NTRS	.02%
FULTON FINANCIAL	FULT	.06%
CITY NATIONAL CORP	CYN	.07%
UNIONBANCAL CORP	UB	.10%
WEBSTER FINANCIAL CORP	WBS	.10%
VALLEY NATL BANC	VLY	.11%
TCF FINANCIAL CORP	TCB	.11%
MARSHALL & ILSLEY CORP	MI	.11%
NORTH FORK BANCORPORATION	NFB	.11%
TRUSTMARK CORP	TRMK	.13%
MERCANTILE BANKSHARES CORP	MRBK	.14%
ASSOCIATED BANC CORP	ASBC	.14%
WACHOVIA CORP	WB	.15%
COMMERCE BANCORP INC - NJ	CBH	.19%
ZIONS BANCORPORATION	ZION	.19%
COLONIAL BANCGROUP	CNB	.19%
BANKNORTH GROUP INC	BNK	.21%
UMB FINANCIAL	UMBF	.22%
M & T BANK CORP	MTB	.22%
SUNTRUST BANKS INC	STI	.22%
SYNOVUS FINANCIAL CP	SNV	.23%
BANK OF NEW YORK CO INC	BK	.23%
WILMINGTON TRUST	WL	.24%
FIRST CITIZENS	FCNCA	.26%
FIRST TENNESSEE NATL CORP	FHN	.28%
BOK FINANCIAL CORP	BOKF	.29%
PNC FINANCIAL SVCS GROUP INC	PNC	.29%
REGIONS FINL CORP	RF	.29%
BANCORPSOUTH INC	BXS	.30%
HIBERNIA CORP	HIB	.34%
HUNTINGTON BANCSHARES	HBAN	.35%
SKY FINANCIAL GR	SKYF	.36%
BB&T CORP	BBT	.36%
AMSOUTH BANCORPORATION	ASO	.37%
NATIONAL CITY CORP	NCC	.39%
CITIZENS BK MICH	CBCF	.39%
COMMERCE BANCSH. - KC	CBSH	.40%
HUDSON UNITED BANCORP	HU	.45%
FIFTH THIRD BANCORP	FITB	.45%
SOUTH FINANCIAL	TSFG	.46%
COMERICA INC.	CMA	.48%
COMPASS BANCSHARES INC	CBSS	.51%
WELLS FARGO & CO	WFC	.62%
U S BANCORP	USB	.63%
KEYCORP	KEY	.69%
BANK OF AMERICA CORP	BAC	.70%
POPULAR INC	BPOP	.70%
FIRSTMERIT CORP	FMER	.85%
J P MORGAN CHASE & CO	JPM	1.00%
CITIGROUP INC	C	1.68%

WEIGHTED AVERAGE		.73%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/04

Source:  Citigate Financial Intelligence

44.)                           TCF vs. Top 50 Banks* - Loan Loss Coverage

Year Ended December 31, 2004

(Multiple)

NORTHERN TRUST CORP	NTRS	45.1	X
CITY NATIONAL CORP	CYN	26.2	X
FULTON FINANCIAL	FULT	20.6	X
UNIONBANCAL CORP	UB	15.1	X
WEBSTER FINANCIAL CORP	WBS	14.6	X
MARSHALL & ILSLEY CORP	MI	12.2	X
MERCANTILE BANKSHARES CORP	MRBK	11.0	X
ASSOCIATED BANC CORP	ASBC	11.0	X
TRUSTMARK CORP	TRMK	10.0	X
VALLEY NATL BANC	VLY	9.5	X
WACHOVIA CORP	WB	9.2	X
NORTH FORK BANCORPORATION	NFB	8.9	X
COMMERCE BANCORP INC - NJ	CBH	8.7	X
TCF FINANCIAL CORP	TCB	8.4	X
M & T BANK CORP	MTB	7.7	X
BANK OF NEW YORK CO INC	BK	7.1	X
UMB FINANCIAL	UMBF	7.0	X
ZIONS BANCORPORATION	ZION	6.9	X
BANKNORTH GROUP INC	BNK	6.7	X
SYNOVUS FINANCIAL CP	SNV	6.4	X
COLONIAL BANCGROUP	CNB	6.3	X
CITIZENS BK MICH	CBCF	5.9	X
REGIONS FINL CORP	RF	5.8	X
FIRST CITIZENS	FCNCA	5.7	X
WILMINGTON TRUST	WL	5.7	X
PNC FINANCIAL SVCS GROUP INC	PNC	5.3	X
SUNTRUST BANKS INC	STI	5.2	X
BOK FINANCIAL CORP	BOKF	5.0	X
BANCORPSOUTH INC	BXS	4.7	X
HIBERNIA CORP	HIB	4.7	X
SKY FINANCIAL GR	SKYF	4.3	X
COMMERCE BANCSH. - KC	CBSH	4.0	X
FIRST TENNESSEE NATL CORP	FHN	3.8	X
COMERICA INC.	CMA	3.5	X
HUNTINGTON BANCSHARES	HBAN	3.5	X
NATIONAL CITY CORP	NCC	3.4	X
BB&T CORP	BBT	3.4	X
AMSOUTH BANCORPORATION	ASO	3.2	X
SOUTH FINANCIAL	TSFG	3.1	X
HUDSON UNITED BANCORP	HU	2.9	X
FIFTH THIRD BANCORP	FITB	2.8	X
COMPASS BANCSHARES INC	CBSS	2.8	X
BANK OF AMERICA CORP	BAC	2.8	X
U S BANCORP	USB	2.7	X
KEYCORP	KEY	2.6	X
POPULAR INC	BPOP	2.5	X
J P MORGAN CHASE & CO	JPM	2.4	X
WELLS FARGO & CO	WFC	2.3	X
FIRSTMERIT CORP	FMER	1.8	X
CITIGROUP INC	C	1.3	X

WEIGHTED AVERAGE		2.4	X

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/04

Source:  Citigate Financial Intelligence

45.)                           TCF vs. Top 50 Banks* - Net Interest Margin

Year Ended December 31, 2004

(Percent)

WESTCORP	WES	5.38%
WELLS FARGO & CO	WFC	4.86%
TCF FINANCIAL CORP	TCB	4.54%
ZIONS BANCORPORATION	ZION	4.46%
CITY NATIONAL CORP	CYN	4.42%
MERCANTILE BANKSHARES CORP	MRBK	4.36%
U S BANCORP	USB	4.30%
COMMERCE BANCORP INC/NJ	CBH	4.23%
SYNOVUS FINANCIAL CP	SNV	4.16%
BB&T CORP	BBT	4.09%
UNIONBANCAL CORP	UB	4.05%
NATIONAL CITY CORP	NCC	4.02%
HIBERNIA CORP -CL A	HIB	3.97%
BANK OF AMERICA CORP	BAC	3.92%
POPULAR INC	BPOP	3.89%
M & T BANK CORP	MTB	3.88%
NEW YORK CMNTY BANCORP INC	NYB	3.82%
BANKNORTH GROUP INC	BNK	3.81%
FULTON FINANCIAL	FULT	3.79%
COMMERCE BANCSHARES INC	CBSH	3.77%
COMERICA INC.	CMA	3.75%
CITIGROUP INC	C	3.69%
REGIONS FINL CORP	RF	3.68%
FIRST TENNESSEE NATL CORP	FHN	3.68%
SKY FINANCIAL GR	SKYF	3.64%
COLONIAL BANCGROUP	CNB	3.60%
FIFTH THIRD BANCORP	FITB	3.60%
COMPASS BANCSHARES INC	CBSS	3.59%
KEYCORP	KEY	3.59%
BANCORPSOUTH INC	BXS	3.54%
ASSOCIATED BANC CORP	ASBC	3.50%
AMSOUTH BANCORPORATION	ASO	3.49%
MARSHALL & ILSLEY CORP	MI	3.49%
BOK FINANCIAL CORP	BOKF	3.43%
FIRST CITIZENS	FCNCA	3.39%
NORTH FORK BANCORPORATION	NFB	3.37%
WACHOVIA CORP	WB	3.37%
SOVEREIGN BANCORP INC	SOV	3.34%
SOUTH FINANCIAL	TSFG	3.34%
HUNTINGTON BANCSHARES	HBAN	3.32%
PNC FINANCIAL SVCS GROUP INC	PNC	3.28%
WEBSTER FINANCIAL CORP	WBS	3.24%
SUNTRUST BANKS INC	STI	2.95%
HUDSON CITY BANCORP	HCBK	2.65%
J P MORGAN CHASE & CO	JPM	2.23%
BANK OF NEW YORK CO INC	BK	2.17%
MELLON FINANCIAL CORP	MEL	1.99%
INVESTORS FINL	IFIN	1.92%
NORTHERN TRUST CORP	NTRS	1.60%
STATE STREET CORP	STT	1.15%

AVERAGE		3.55%

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/04

Source:  Citigate Financial Intelligence

46.)                           TCF vs. Top 50 Banks* - Price/Est. Forward EPS

Year Ended December 31, 2004

(Multiple)

HUDSON CITY BANCORP	HCBK	22.32	X
NORTHERN TRUST CORP	NTRS	17.29	X
INVESTORS FINL	IFIN	16.60	X
STATE STREET CORP	STT	15.90	X
SYNOVUS FINANCIAL CP	SNV	15.79	X
FULTON FINANCIAL	FULT	15.44	X
BANCORPSOUTH INC	BXS	15.14	X
COMMERCE BANCSHARES INC	CBSH	14.99	X
BOK FINANCIAL CORP	BOKF	14.96	X
M & T BANK CORP	MTB	14.71	X
MELLON FINANCIAL CORP	MEL	14.67	X
BANK OF NEW YORK CO INC	BK	14.59	X
COMMERCE BANCORP INC/NJ	CBH	14.47	X
TCF FINANCIAL CORP	TCB	14.35	X
MERCANTILE BANKSHARES CORP	MRBK	14.30	X
SKY FINANCIAL GR	SKYF	13.99	X
CITY NATIONAL CORP	CYN	13.91	X
COMPASS BANCSHARES INC	CBSS	13.67	X
BANKNORTH GROUP INC	BNK	13.41	X
MARSHALL & ILSLEY CORP	MI	13.39	X
SOUTH FINANCIAL	TSFG	13.33	X
HIBERNIA CORP -CL A	HIB	13.29	X
NEW YORK CMNTY BANCORP INC	NYB	13.27	X
POPULAR INC	BPOP	13.22	X
COLONIAL BANCGROUP	CNB	13.10	X
FIFTH THIRD BANCORP	FITB	13.07	X
REGIONS FINL CORP	RF	12.85	X
HUNTINGTON BANCSHARES	HBAN	12.82	X
WEBSTER FINANCIAL CORP	WBS	12.66	X
COMERICA INC.	CMA	12.58	X
ASSOCIATED BANC CORP	ASBC	12.40	X
BB&T CORP	BBT	12.37	X
PNC FINANCIAL SVCS GROUP INC	PNC	12.33	X
ZIONS BANCORPORATION	ZION	12.32	X
SUNTRUST BANKS INC	STI	12.29	X
KEYCORP	KEY	12.28	X
UNIONBANCAL CORP	UB	12.26	X
WELLS FARGO & CO	WFC	12.23	X
AMSOUTH BANCORPORATION	ASO	11.94	X
U S BANCORP	USB	11.82	X
NATIONAL CITY CORP	NCC	11.24	X
J P MORGAN CHASE & CO	JPM	11.08	X
NORTH FORK BANCORPORATION	NFB	11.05	X
FIRST TENNESSEE NATL CORP	FHN	11.03	X
WACHOVIA CORP	WB	10.98	X
SOVEREIGN BANCORP INC	SOV	10.74	X
BANK OF AMERICA CORP	BAC	10.66	X
CITIGROUP INC	C	10.34	X
WESTCORP	WES	9.57	X

AVERAGE		13.33	X

*  Represents the fifty largest bank holding companies in the U.S. based on asset size at 12/31/04

Source:  Citigate Financial Intelligence

47.)                           Total Market Returns*

At March 31, 2005

	Annualized
	1 Year	3 Years	5 Years	10 Years
TCF Stock	9.16%	3.82%	21.02%	20.45%
S&P MidCap Index	10.43%	8.02%	6.87%	15.14%
S&P Bank Composite	1.41%	3.81%	6.01%	12.19%
Dow Jones Industrial	3.99%	2.69%	1.31%	11.94%
S&P 500 Index	6.69%	2.75%	(3.16)%	10.80%
US Bancorp	8.02%	12.93%	8.65%	23.55%
Wells Fargo & Company	8.89%	9.65%	10.76%	19.64%
Fifth Third Bancorp	(20.32)%	(12.18)%	2.30%	17.45%

*   Assumes dividend reinvestment

Source:  RBC Capital Markets

48.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance.  In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others.  Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans are subject to a number of risks and uncertainties.  These include but are not limited to possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins; deposit outflows; ability to increase the number of checking accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches;  changes in accounting standards or interpretations of existing standards, or monetary, fiscal or tax policies of the federal or state governments; adverse findings in tax audits; changes in credit and other risks posed by TCF’s loan, lease and investment portfolios, including declines in commercial or residential real estate values or a bankruptcy filing by Delta Airlines, the lessee under a leveraged lease in which TCF holds an equity interest; imposition of vicarious liability on TCF as lessor in its leasing operations; denial of insurance coverage claims made by TCF; technological, computer-related or operational difficulties; adverse changes in securities markets; the risk that TCF could be unable to effectively manage the volatility of its mortgage servicing portfolio, which could adversely affect earnings; and results of litigation or other significant uncertainties. Investors should consult TCF’s Annual Report to Shareholders and reports on Forms 10-K, 10-Q and 8-K for additional important information about the Company.

49.)                           NYSE: TCB

The Leader In Convenience Banking

Stock Price Performance

(In Dollars)

Year-Ending	Stock Price	Dividend Paid
Dec-96	$10.88	$.18
Dec-97	$16.97	$.23
Dec-98	$12.09	$.31
Dec-99	$12.44	$.36
Dec-00	$22.28	$.41
Dec-01	$23.99	$.50
Dec-02	$21.85	$.58
Dec-03	$25.68	$.65
Dec-04	$32.14	$.75
Mar-05	$27.15	$.85	(annualized)

50.)                           Appendix

51.)                           Risk-Based Capital

	12/01	12/02	12/03	12/04	3/05
	($ millions)

Actual	$834	$851	$842	$959	$987
Minimum Requirement	$593	$622	$628	$705	$725
Well Capitalized Requirement	$741	$777	$785	$881	$906

Tier 1:	10.24%	9.96%	9.75%	9.12%	8.67%
Total:	11.26%	10.95%	10.73%	10.88%	10.90%
Excess:	$93.2	$73.6	$57.4	$77.4	$81.7

52.)                           Leasing and Equipment Finance

Power Assets®

($ 000s)

	3/31/2005	12/31/2004	Change
Manufacturing	$257,688	$251,157	$6,531
Specialty vehicles	235,621	236,582	(961)
Technology and data processing	227,872	229,160	(1,288)
Construction	193,021	182,612	10,409
Medical	166,408	157,745	8,663
Trucks and trailers	68,548	74,870	(6,322)
Furniture and fixtures	53,866	51,192	2,674
Printing	47,122	45,394	1,728
Material handling	36,291	33,810	2,481
Aircraft	21,087	22,556	(1,469)
Other	90,435	90,294	141
Total	$1,397,959	$1,375,372	$22,587

53.)                           Leasing and Equipment Finance

Summary of Operations

($ 000s)

For the Three Months Ended March 31:	2005	2004	Change
Net interest income	$14,723	$12,459	$2,264
Provision for credit losses	752	384	368
Non-interest income	10,770	10,395	375
Non-interest expense	11,555	9,380	2,175
Pre-tax income	13,186	13,090	96
Income tax expense	4,703	4,678	25
Net Income	$8,483	$8,412	$71

ROA	2.33%	2.69%

54.)                           Leasing and Equipment Finance

Credit Quality

Over 30-day delinquency as a Percentage of Portfolio at:	3/31/2005	12/31/2004
Middle market	.38%	.51%
Winthrop	.72	1.10
Small ticket	.67	.75
Leveraged leases	-	-
Other	1.44	1.68
Total	.51	.67

55.)                           Net Charge-offs by Business Line

	2001	2002	2003	2004	YTD* 2005

Consumer home equity and other	.13%	.15%	.10%	.08%	.12%
Commercial real estate	-	.12%	.07	.02	.01
Commercial business	.06	1.35	.18	.04	(2.39)
Leasing and equipment finance	1.00	.80	.69	.43	.18
Residential real estate	-	-	.01	.01	.01
Total	.15	.25	.16	.11	(.02)

* Annualized

56.)                           Return to Shareholders1 +20%*

	Index Value
Period Ending	3/31/1995	3/31/1996	3/31/1997	3/31/1998	3/31/1999	3/31/2000	3/31/2001	3/31/2002	3/31/2003	3/31/2004	3/31/2005

TCF Financial Corporation	$100.00	$172.09	$191.81	$334.67	$263.58	$247.63	$404.09	$575.80	$449.69	$590.32	$644.80
S&P 500	$100.00	$132.25	$158.50	$235.07	$278.93	$329.64	$258.29	$259.29	$195.07	$263.99	$281.77
SNL All Bank & Thrift Index	$100.00	$151.90	$204.33	$327.12	$322.90	$306.26	$352.27	$391.97	$337.24	$489.11	$493.31

1                    Assumes $100 invested March 31, 1995 with dividends reinvested

*                 Annualized return since 3/31/95

Source:  SNL Securities LC

57.)                           Reconciliation of GAAP to Non-GAAP Measures1

For the Three Months Ended
March 31, 2005

Computation of Return on Equity (ROE):
Net income, as reported	$63,465

Average stockholders’ equity, as reported	$934,063

Return on equity	27.18%

Computation of Return on Tangible Equity (ROTE):
Net income	$63,465
Amortization of deposit based intangibles, net of any related tax effect	268

Net income, adjusted	$63,733

Average Stockholders’ equity	$934,063
Average goodwill	(152,599)
Average deposit base intangible	(4,034)

Average tangible equity	$777,430

Return on tangible equity (ROTE)	32.79%

1  In contrast to GAAP-basis measures, ROTE excludes the after-tax effect of goodwill and deposit base intangible assets both in the income statement and balance sheet.  This allows management to review core operating results and core capital position of the Company.  This is consistent with the treatment by the bank regulatory agencies which exclude goodwill and deposit base intangible assets from their calculation of risk-based capital.

Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Share

Net Income available to common shareholders divided by weighted average common and common equivalent shares outstanding during the period (diluted EPS).

Fees and Other Revenue

Non-interest income excluding title insurance revenues (a business sold in 1999) and gains and losses on sales of securities, loan servicing, branches and other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Core checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROE)

Annualized net income divided by average common stockholders’ equity for the period.

Return on Average Tangible Common Equity (ROTE)

Annualized net income (excluding the after-tax effect of goodwill and deposit base intangible assets amortization) divided by average tangible common stockholders’ equity for the period.

Tangible Common Stockholders’ Equity

Common stockholders’ equity less goodwill and deposit base intangible assets.